
OUR CASE FOR EXCELLENCE OVER THE LONG TERM IS ANYTHING BUT BRIEF.
Chittenden
CORPORATION
2002 ANNUAL REPORT

Chittenden
CORPORATION

As of December 31, 2002

KBW Eastern Regional

Bank Symposium

Boston

March 6, 2003

A Compelling Story

- Recognized competency in an attractive business mix
- Strategic acquisitions which provide strong earnings growth
- Low risk execution orientation provides an understandable opportunity
- Proven leadership provides aggressive focus to achieve superior financial results
- Well established and tangible shareholder orientation

Chittenden Corporation

Strategic Direction

- Continue to expand the existing franchise and our fee based businesses
- Pursue acquisitions of banks and financial services companies

Acquisition Strategy

- Primarily focused on commercial banks that complement our present banks or will be a platform to expand into new markets
- Provide a structure and resources to enhance the target's earnings growth
- Chittenden Corporation operates as a multi-bank holding company with significant operating autonomy at its banks.

Recent Acquisitions	Year	Consideration	Headquarters
Bank of Western Massachusetts	1995	Cash/Stock	Springfield, Massachusetts
Flagship Bank and Trust	1996	Stock	Worcester, Massachusetts
Pomerleau Insurance Agency	1997	Cash	Burlington, Vermont
Vermont Financial Services Corp	1998	Stock	Brattleboro, Vermont
Maine Bank and Trust	2001	Cash	Portland, Maine
Ocean National Bank	2002	Cash	Kennebunk, Maine
Granite State Bankshares	2003	Cash/Stock	Keene, NH

Chittenden CORPORATION

Our Markets

- Economies in which we operate are stable with limited excess real estate inventory
- The underlying economic drivers are well diversified and have minimal technology exposure
- Chittenden's credit quality has remained very strong throughout the last ten years

Chittenden CORPORATION



CANADA
MAINE
UNITED STATES
VERMONT
NEW HAMPSHIRE
Gulf of Maine
NEW YORK
Atlantic Ocean
Lowell
Boston
Massachusetts Bay
Springfield
Worcester
CONNECTICUT
RHODE ISLAND
Cape Cod Bay

Loans by State	
VT	41%
NH	26%
MA	24%
ME	9%

Deposits by State	
VT	52%
NH	20%
MA	18%
ME	10%

	Assets
Chittenden Bank	$3,026
Granite Bank	$1,110
Ocean Bank	$600
Bank of Western Mass	$519
Flagship Bank	$495
Maine Bank & Trust	$281

Chittenden Corporation

Business Approach

- Deep relationships with worthwhile customers
- Focus on small and mid-sized businesses
- Maintain conservative underwriting standards and discipline
- Offer a complete range of banking products and services
- Geographically diverse branch franchise with both a consumer and small business focus
- Efficient generator of low cost stable deposits
- Strong referral source for the Company's fee based businesses

Chittenden Corporation

Business Services

Cash Management (5%)

- Full menu of products
- Domiciled on one operating system
- Dial up and web based access available
- Annualized three year growth rate of 23%

Merchant Services (4%)

- Full array of products
- High level of service to business clients
- Only offered within the franchise
- Volume of transactions processed for 2002 were $893 million

Business Credit Cards (1%)

- Only available to commercial customers
- Credit review performed as part of the normal commercial lending process
- Total loans outstanding of $7 million



Maine
Vermont
New Hampshire
Massachusetts

Chittenden Insurance (6%)

- Specializes in commercial property and casualty insurance
- Wholesale brokerage operation covering ten states
- Gross premiums for 2002 were $43.5 million

Payroll Services (2%)

- Over 750 customers
- Full menu of products
- Annualized three year growth rate of 26%

Retirement Plan Services (1%)

- Primary focus is on defined benefit and contribution plans
- Provides custodial/directed trustee services for non-qualified plans
- Total retirement plan assets of $503 million

* Numbers in ( ) are a percentage of total non interest income

Financial Management Services and Specialty Businesses

Asset Management Services (20%)

- Services include asset management and personal trust
- Over $1.3 billion in assets under management
- Over $2.0 billion in assets under administration

Retail Investments - Broker/Dealer (4%)

- Broker/dealer established in 1998
- Over $148 million in assets under administration0

Corporate Trust (4%)

- Operates throughout the Northeast with low risk and high efficiency
- Annualized three year growth rate of 18%
- Over 50% of revenues come from outside Vermont
- Over $1.8 billion in assets under administration


Chittenden offers a wide variety of businesses that are expanding throughout our footprint.

Captive Insurance

- Vermont is the U.S. domicile of choice for captive insurance companies
- Chittenden Bank is the leader for banking services to this industry

Government Banking

- Leader in government banking for Vermont
- Customers use a wide array of transaction, loan and deposit products
- Over $75 million in loans and $278 million in deposits at year end.

Mortgage Banking

- Full product menu offered through retail and wholesale distribution channels
- Originations for 2002 were $860 million
- Mortgage servicing portfolio of $1.8 billion with $8.5 million in net MSR assets

Chittenden Corporation

Financial Summary

		1998	1999	2000	2001	2002
	Per Common Share					
Earnings	Diluted Earnings	$1.38	$1.54 *	$1.74	$1.80	$1.96
	Dividends	$0.55	$0.65	$0.75	$0.76	$0.79
	Book Value	$11.22	$10.22	$10.49	$11.56	$13.11
	Tangible Book Value	$9.23	$9.70	$10.00	$10.52	$11.09
	Performance Ratios					
Growth	Net Interest Margin	4.71%	4.67%	4.73%	4.74%	4.53%
	Return on Average Equity	13.05%	14.69% *	17.44%	16.55%	16.12%
	Return on Average Assets	1.22%	1.34% *	1.56%	1.51%	1.40%
	Dividend Payout Ratio	39.30%	41.55% *	42.85%	42.15%	39.88%
	Efficiency Ratio	60.08%	58.36% *	54.47%	56.13%	58.63%
	Credit Quality Data					
Credit	NPAs to Loans & OREO	0.72%	0.33%	0.42%	0.46%	0.49%
	Loan Loss Reserve to Loans	1.51%	1.42%	1.41%	1.59%	1.57%
	Net Charge-Offs to Average Loans	0.46%	0.31%	0.32%	0.24%	0.28%
	Capitalization					
Capital	Leverage	7.58%	8.17%	8.65%	7.99%	9.28%
	Tier 1	10.76%	11.96%	10.82%	10.32%	12.25%
	Risk-Based	12.02%	13.23%	12.08%	11.57%	13.50%

* Operating

Consistent Superior Financial Performance

- Strong net interest margin
- Low cost stable sources of funding
- Strong fee based revenues in targeted businesses
- Efficient cost structure
- Strong capital
- Conservative reserves and excellent credit quality

A Diversified Loan Portfolio

12/31/98



Consumer 15%
Commercial 21%
Construction 3%
Residential 34%
Commercial RE 21%
Home Equity 6%

12/31/00



Consumer 16%
Commercial 21%
Construction 2%
Residential 31%
Commercial RE 25%
Home Equity 5%

12/31/02



Consumer 9%
Commercial 22%
Construction 3%
Residential 22%
Commercial RE 37%
Home Equity 7%

Portfolio *(in millions)*	1998	1999	2000	2001	2002
Commercial	$581	$592	$600	$645	$646
Commercial RE	574	642	723	904	1,104
Construction	69	55	58	80	85
Residential	927	918	884	672	658
Home Equity	160	149	140	183	204
Consumer	416	549	451	354	277
Total	$2,727	$2,905	$2,856	$2,838	$2,974

√ No syndicated credits

Chittenden Corporation

Loan Composition Remains Well Diversified

	Chittenden		Granite State		Pro Forma	
	Loans	%	Loans	%	Loans	%
Commercial	$646	21.7 %	$37	6.1 %	$683	19.1 %
Commercial RE	1,104	37.1	233	38.2	1,337	37.3
Construction	85	2.9	13	2.2	98	2.7
Residential	658	22.1	288	47.1	946	26.4
Home Equity	204	6.9	31	5.1	235	6.5
Consumer	277	9.3	8	1.3	285	8.0
Total Loans	$2,974		$610		$3,584	
Yield	6.20%		6.90%		6.32%	

Chittenden Has Maintained Excellent Asset Quality



1.00
0.75
0.50
0.25
0.00
0.72
0.46
0.33
0.31
0.42
0.32
0.46
0.24
0.49
0.28
1998
1999
2000
2001
2002
NPAs to Loans & OREO
Net Charge-Offs to Avg Loans

Chittenden Corporation

Granite Has Excellent Asset Quality

	CHZ	GSBI	Pro Forma Combined
NPAs to Total Assets	0.30 %	0.12 %	0.27 %
NPAs to Loans & OREO	0.49	0.21	0.44
Loan Loss Reserve to NPAs	325.6	608.2	349.0
Loan Loss Reserve to Loans	1.57	1.31	1.53
Net Charge-Offs to Average Loans	0.28	0.07	0.23

Chittenden Corporation

Strong Core Funding


12/31/98
CDs > $100,000 5%
Demand Deposits 16%
CDs < $100,000 22%
Borrowings 4%
Savings/NOWs/ MMAs 53%


12/31/00
CDs > $100,000 6%
Demand Deposits 16%
CDs < $100,000 18%
Borrowings 3%
Savings/NOWs/ MMAs 57%


12/31/02
CDs > $100,000 5%
Demand Deposits 15%
CDs < $100,000 17%
Borrowings 6%
Savings/NOWs/ MMAs 57%

	1998	1999	2000	2001	2002
Demand Deposits	$615	$534	$531	$621	$684
Savings/NOWs/MMAs	2,033	1,808	1,934	2,218	2,519
CDs < $100,000	834	649	615	635	692
CDs > $100,000	198	215	212	196	231
Borrowings	136	197	94	44	299
Total	$3,816	$3,403	$3,386	$3,714	$4,425

Chittenden Corporation

Deposit Mix Remains Very Attractive

	Chittenden		Granite State		Pro Forma	
	Deposits	%	Deposits	%	Deposits	%
Demand Deposits	$684	16.6 %	$112	14.7 %	$796	16.3 %
Savings/NOWs/MMAs	2,519	61.0	412	54.1	2,931	60.0
CDs < $100,000	692	16.8	197	25.9	889	18.2
CDs > $100,000	231	5.6	40	5.3	271	5.5
Total	$4,126		$761		$4,887	
Cost	1.26%		1.88%		1.36%	

Chittenden CORPORATION

Strong Consistent Net Interest Margin


4.71%
4.67%
4.73%
4.74%
4.53%
1998
1999
2000
2001
2002

NII $173,277 $175,485 $167,072 $170,305 $192,615

Stable net interest margin through a variety of interest rate cycles

Chittenden CORPORATION

A Strong Diversified Stream of Noninterest Income

12/31/98


Other
22%
Investment
Management
20%
Insurance
Commissions
4%
Credit Card
Income
8%
Gains on Loan
Sales
13%
Service Charges
on Deposits
33%

12/31/00


Other
22%
Investment
Management
Income
29%
Insurance
Commissions
5%
Credit Card
Income
11%
Gains on Loan
Sales
5%
Service Charges on
Deposits
28%

12/31/02


Other
30%
Investment
Management
24%
Insurance
Commissions
6%
Credit Card
Income
6%
Gains on Loan
Sales
15%
Service Charges
on Deposits
19%

	1998	1999	2000	2001	2002
Investment Management	$12,913	$14,290	$13,567	$15,722	$15,601
Service Charges on Deposits	20,556	18,330	13,875	14,294	16,026
Gains on Loan Sales	7,976	5,361	2,818	11,207	10,068
Credit Card Income	5,403	5,545	5,349	3,964	3,656
Insurance Commissions	2,878	2,538	2,894	3,391	3,733
Other	17,054	17,339	14,606	15,155	15,976
	$66,780	$63,403	$53,109	$63,733	$65,060
% of Total Revenue	28%	27%	25%	27%	25%

Return on Average Equity



18.00%
17.00%
16.00%
15.00%
17.44%
17.09%
16.92%
16.55%
16.82%
16.12%
2000
2001
2002
ROE
ROE w/o unrealized G/L

(1) Ratios calculated based on operating net income for the year.

Chittenden CORPORATION

A Compelling Story

- Strong market share and a proven acquisition acumen
- Low risk balance sheet with a prudent growth strategy
- Diversified banking services with a solid balance of net interest and fee revenues
- Low exposure to volatile sectors with a fortress balance sheet

Chittenden
CORPORATION

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains "forward-looking statements" which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.